Decoding Biology To Radically Improve Lives End of Q2 2021 Exhibit 99.1

This presentation and any accompanying discussion or documents may contain information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs and certain assumptions we have made. They are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may turn out to be wrong. For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our Prospectus filed with the SEC on April 16, 2021 and in our periodic filings with the SEC. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward-looking statements. Forward-Looking Statements

Technology is disrupting the way we communicate, eat, move, work, exercise, travel, and so much more … Trademarks are the property of their respective owners and used for informational purposes only.

… but in biopharma, a decades long trend of increasing costs Source: based on EvaluatePharma. Analysis is not inflation-adjusted. Analysis is not restricted to novel molecules, though it does exclude generics. Cumulative, 10-year trailing industry R&D spend per launch ($bn) Annual launches Cunulative, 10-year trailing industry R&D spend per launch ($bn) Annual launches About 90% of clinical trials fail and it takes about 14 years and $2B of R&D for each new drug approval

Why have we not seen the same scale of improvements in drug discovery and development efficiency?

In practicing, I may need a bit more time on this one, so maybe can we slow the animation down? Maybe double the time to zoom out? Because biology is massively complex

AI Expert Systems given way to Modern AI Automation Automation tools enable massive scale Storage 1M-Fold Decrease In Costs over 40 years Compute 1M-Fold Increase in Compute over 40 years Bio Tools Tools like CRISPR allow CONTROL of Biology Exponential improvements in technology are converging to enable a less biased systems biology approach to industrialize drug discovery

82M+ Proprietary experiments in human cells conducted in our own laboratories 9PB At 9 petabytes, one of the largest proprietary biological and chemical datasets 179B+ Inferred relationships between human genes, chemical compounds and more using our Map of biology 37 Human cell types onboarded to our high throughput phenomics platform and hundreds of cell types/lines in-house for validation assays

9

The Recursion Operating System for industrializing drug discovery

An integrated, multi-faceted system for generating, analyzing, and deriving insight from massive biological and chemical datasets to industrialize drug discovery.

It is composed of:

- **Infrastructure Layer**
- **Recursion Data Universe**
- **Recursion Map**

…and held together by our ***People and Culture***



Value Drivers
Pipeline
Partnerships
Induction Labs
Recursion Map
Suite of Proprietary Therapeutic Discovery, Design, and Development Tools
Activity Assessment
Data Processing
Recursion Data Universe
Program Insight
Program Acceleration
Institutional Knowledge
Infrastructure
Enabling Hardware
Enabling Software
Recursion Operating System
People & Culture

Our OS enables highly scalable, unbiased exploration of biology across multi-omics technologies, with phenomics (images) as a foundation… Recursion in-house software to design, manage and execute experiments Execute up to 1.7 million experiments each week in highly automated laboratories Generate high-dimensional data including phenomics, proteomics, transcriptomics, and more at scale

…and new investments in computational infrastructure and digital chemistry demonstrate we are scaling our technology stack We have more data flux to the cloud than the firehose 9 PB of data served to scientists using Recursion software to generate insights In-house digital chemistry tools to in silico screen 12 billion molecules Trademarks are the property of their respective owners and used for informational purposes only.

Our OS learns and grows thanks to a virtuous cycle of wet-lab and dry-lab side by side

Data shown is the average of all our programs since late 2017. All industry data adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214 We are demonstrating meaningful leading indicators of industrializing drug discovery and development Failing faster and earlier to … … spend less … … and go faster

The power of the Recursion OS is demonstrated by the scale and breadth of active research and development programs

Choose Your Own Adventure: We are transforming drug discovery into a search problem Immunology Using 82M+ proprietary experiments, we can algorithmically infer 179B+ biological relationships across the human genome, 100s of thousands of compounds and soluble factors to explore many therapeutic areas for novel targets, compounds and mechanisms: Neuroscience Oncology Similar Opposite

Oncology:

Known oncology pathways cluster together as expected

Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS

Oncology


DDR family negative regulators
RAS family negative regulators
DDR gene family
MYC gene family
RAS gene family
PI3K gene family
PI3K family negative regulators

Multiple oncology pathways cluster independently demonstrating ability to identify known biology, including negative regulators in the same pathway


Similar
Opposite

Oncology:

Novel targets can be identified as they cluster with known biology

Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS

Oncology



DDR family negative regulators
RAS family negative regulators
DDR gene family
MYC gene family
RAS gene family
PI3K gene family
PI3K family negative regulators
PI3K gene family
Novel target gene
PI3K family negative regulators

Knockout of novel gene is inferred to be similar to
PI3K gene family, presenting a potential novel target gene



Similar
Opposite

Neuroscience: Neuro-relevant pathways cluster together as expected Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS Neuroscience Gene knockout of mitochondrial and autophagy genes, highly relevant in neurological disorders, cluster as expected Mitochondrial complex genes Autophagy genes Mitochondrial membrane genes Similar Opposite

Neuroscience: Novel chemical insight provides fodder for discovery programs Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS Neuroscience Similar Opposite Compounds with three distinct Mechanisms of Action (MoAs) are potential starting points for discovery efforts Mitochondrial complex genes Autophagy genes Mitochondrial membrane genes Compound MoA 1 Compound MoA 2 Compound MoA 3

Immunology:

IL6/JAK biology recapitulates across gene knockouts and chemical substrate

Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS

Immunology



Known JAK inhibitors
IL6 gene family
NFKB gene family
IL6 family soluble factors and SOCS3 gene
NFKB inhibitory gene family

Knockout of IL6 gene family and dosing of cells with IL6 show expected opposite relationship



Similar
Opposite

Immunology:

Novel chemical insight provides fodder for discovery programs

Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS

Immunology



Known JAK inhibitors
IL6 gene family
New chemical entity
NFKB gene family
IL6 family soluble factors and SOCS3 gene
NFKB inhibitory gene family

A novel chemical series similar to IL6 gene knockout and opposite to IL6 soluble factor dosing present a starting point for a discovery effort



Similar
Opposite

We leverage a capital efficient business strategy with broad ambition for the future Internal Pipeline - Rare Genetic Diseases Asset Sales / Licenses / Commercialization Partnership strategy Enterprise scale contracts Add knowledge to growing map of biology Internal Pipeline -- Capital Efficient Disease Opportunities Discovery Partnership Contracts -- Large Therapeutic Areas Commercialization, licensing and asset sales Fibrosis Inflammation Neuroscience Aging & Senescence Oncology Immuno-oncology Infectious Disease Large molecules Collaboration in Fibrosis Exclusive multi-year discovery deal $30M upfront and $50M equity investment >$1B in milestones for >10 Programs possible Royalties on Net Sales

A biotechnology company scaling more like a technology company Forward program growth Significant program growth Growing economic opportunity Reduction of binary risks (1) ‘Unique Perturbations’ refers to the number of gene, soluble factor, cell and/or compound combinations physically explored. (2) Includes approximately 500,000 compounds from Bayer’s proprietary library. (3) ‘Inferential Relationships’ refers to the number of Unique Perturbations that have been predicted using our Recursion Map. (4) ‘Cost Per Experiment’ refers to the average adjusted direct cost to perform one phenomic experiment (defined as one well per perturbation) and is inclusive of consumable, compound and labor costs.

Comparison to relevant platform companies Company Early Discovery – Preclinical Clinical / commercial assets 8 15 15 13 11 3 8 10 6 (multiple through collaboration) 1 2 44 4 Pipeline data from company websites as of 8/26/2021. Trademarks are the property of their respective owners and used for informational and educational purposes only.

Recursion is leading technology-enabled drug discovery Trademarks are the property of their respective owners and used for informational purposes only.

26

Our diverse interdisciplinary team is one of our greatest strengths

Team Credentials

300+ Employees today

~25% Advanced degrees (Ph.D. or M.D.)

Gender: % Women

~40% Below VP

~45% VP and above

Full-time Employee Split

~40% Biology, Chemistry & Development

~35% Data Science, Software Engineering & Automation

~25% BD, Product, Administration, Legal, IP, etc.

Team Experience

Merck, AstraZeneca, BridgeBio, AbbVie, Janssen, Genentech, Pfizer, Bristol-Myers Squibb, Roche, GSK, Lilly, Johnson & Johnson, Novartis, Counsyl, Theravance Biopharma, Myriad, Dana-Farber

Google, Amazon Web Services, LinkedIn, Salesforce, Intuit, Qualtrics, NVIDIA, Pluralsight, OpenEye

BCG, W&R, Laurion, LEK, UBS, PwC

Trademarks are the property of their respective owners and used for informational purposes only.

27

Our leadership team brings together experience & innovation to build the operating system for scaling biopharma discovery

Board of Directors



CHRIS GIBSON, PHD
Co-founder & CEO



DEAN LI, MD/PHD
Recursion Co-founder, President of Merck Research Labs



BLAKE BORGESON, PHD
Recursion Co-founder, Board member Machine Intelligence Research Institute



ZAVAIN DAR
Partner, Lux Capital



ZACHARY BOGUE, JD
Partner, Data Collective



ROBERT HERSHBERG, MD/PHD
Former EVP CSO & BD, Celgene



TERRY-ANN BURRELL, MBA
CFO & Treasurer
Beam Therapeutics



R. MARTIN CHAVEZ
Vice-Chair of 6th Street Financial. Former CFO/CIO at GS

Executive Team



CHRIS GIBSON, PHD
Co-Founder & CEO



TINA LARSON
President & COO



SHAFIQUE VIRANI, MD FRCS
Chief Corp Dev Officer



MASON VICTORS
Chief Product Officer



RAMONA DOYLE, MD
Chief Medical Officer



HEATHER KIRKBY
Chief People Officer



BEN MABEY
Chief Technology Officer



RON ALFA, MD/PHD
SVP of Research



MICHAEL SECORA, PHD
Chief Financial Officer



LOUISA DANIELS, JD
Chief Legal Officer & General Counsel

Trademarks are the property of their respective owners and used for informational purposes only.

Impact

Key Updates During Q2 2021 Infrastructure Phenomics experiments executed during Q2 increased more than 30% QoQ Operating BioHive-1 Supercomputer Data Universe Proprietary biological data increased by >1 PB, total biological data now 9 PB >2x orthogonal transcriptomics and proteomics datasets Map/Inference Nearly doubled inferred relationships to 179B+ across the human genome and 100s of thousands of compounds in multiple human cell types Programs 11 new research and development programs added to pipeline across multiple therapeutic areas bringing total programs to 48 Advancing 4 clinical-stage programs to ph2 or ph2/3 studies in the next 3-4 quarters Advanced first NCE program (C diff) into IND-enabling studies Cancer immunotherapy target ‘alpha’ demonstrated 40% complete response in CT26 model of immune checkpoint resistance Partnerships Advancing multiple simultaneous discovery programs with Bayer in fibrosis Exploring enterprise-scale partnerships in additional large therapeutic areas People Grew from 217 employees at IPO to over 300 today Formed Therapeutics Advisory Board chaired by Joseph Miletich MD, PhD Expanding operations into Toronto and Montreal with emphasis on software engineering and data science hires

Induction Labs is a growth engine for exploring additional market opportunities Recursion OS - Industrialize small molecule drug discovery broadly across biology Other Modalities including large molecules, and RNA therapeutics Diagnostics Finance Animal Health/ Smart Agriculture

31

REC-4881: Orally bioavailable MEK inhibitor for the potential treatment of Familial Adenomatous Polyposis (FAP)


Low grade polyp
High grade adenoma
APC
KRAS
SMAD2/4
TP53
Colorectal cancer progression
Normal epithelium
Early adenoma
Intermediate adenoma
Late adenoma
Carcinoma
FAP progression
APC mutant epithelium
Early adenoma
Intermediate adenoma
Late adenoma
Carcinoma

Disease Overview:

- Autosomal dominantly inherited rare tumor syndrome caused by mutations in *APC* gene affecting ~50,000 patients in US and EU5

Expected Milestone:

- First patient enrolled in a phase 2 randomized, double-blind, placebo-controlled trial within 3-4 quarters

Summary and differentiation:

- Orally bioavailable, gut-localized small molecule therapeutic being developed to reduce tumor size in FAP patients
- Phase 1 data with favorable ocular safety profile and confirmed pharmacodynamics on ERK signaling
- Projected Phase 2 dose at exposures with limited observed AEs in Phase 1

REC-4881 reduces high grade adenomas in *Apc*^{min} mouse model of FAP


High Grade Adenomas (%)
100
50
0
Vehicle
Celecoxib
REC-4881 (1 mg/kg)
REC-4881 (3 mg/kg)
REC-4881 (10 mg/kg)

EU5 is defined as France, Germany, Italy, Spain and the UK. Figure adapted from http://syscol-project.eu/about-syscol/

Eligibility: ≥ 18 years of age with clinical diagnosis of FAP with more than 100 polyps prior to colectomy or APC gene mutation REC-4881 Dose A REC-4881 Dose B Placebo R 2:2:1 Responder REC-4881 or 24 Week Follow-up Non-Responder REC-4881 or Standard of Care Placebo REC-4881 or Standard of Care 45 days Primary Treatment Period - 24 weeks Extension Period – 24 weeks Planned Phase 2 Clinical Trial to Evaluate Efficacy and Safety in Classical FAP REC-4881: Planned Phase 2 clinical trial design to evaluate efficacy and safety in classical Familial Adenomatous Polyposis Food effect Primary treatment

REC-994: First-in-disease, orally bioavailable potential treatment for Cerebral Cavernous Malformation (CCM) REC-994 reduces lesion number in chronic mouse models of CCM Disease Overview: Autosomal dominantly inherited neurovascular disease caused by mutations in CCM1, CCM2, or CCM3 genes affecting approximately 360,000 patients in US and EU5 Expected Milestone: First patient enrolled in a Phase 2 double-blind, placebo-controlled trial within 3-4 quarters Summary and differentiation: First-in-disease industry-sponsored oral small molecule therapeutic for treatment of Symptomatic CCM Well tolerated in healthy human volunteers with safety profile supporting proposed phase 2 doses To our knowledge, REC-994 is the only industry-sponsored therapeutic program in clinical trials for CCM targeting one of the largest unmet needs in the rare disease space EU5 is defined as France, Germany, Italy, Spain and the UK

≤ 8 weeks 52 weeks 4 weeks REC-994 Low Dose Placebo Eligibility: ≥ 18 years of age with anatomic CCM lesions demonstrated by MRI Follow-up Period REC-994 High Dose R 1:1:1 Planned Phase 2 Clinical Trial: Efficacy and Safety in Symptomatic CCM Patients REC-994: Planned Phase 2 trial to evaluate efficacy and safety in Symptomatic Cerebral Cavernous Malformation patients

35

REC-2282: First-in-class CNS-penetrant, orally bioavailable HDAC inhibitor for the potential treatment of Neurofibromatosis Type 2 (NF2)

Disease Overview:

- Autosomal dominantly inherited rare tumor syndrome caused by mutations in *NF2* gene
- 33,000 patients per year in US and EU5 affected by both inherited and sporadic meningiomas with *NF2* mutations

Expected Milestone:

- Adaptive, parallel group, Phase 2/3 randomized, multicenter study with first patient enrolled within 3-4 quarters

Summary and differentiation:

- First-in-class, oral small molecule therapeutic for treatment of NF2-mutant meningiomas
- Oral bioavailability and CNS exposure together are unique among clinical-stage HDAC inhibitors
- Early Phase 1 data demonstrates intratumoral PK/PD in CNS tumors from NF2 patients
- Clinical precedent for long-term chronic dosing in a subset of patients from Phase 1 studies


Plasma membrane
Merlin
Pike-L
PI3K
Merlin
AKT
PP1
?
?
mTORC1
mTORC2
eIF4F
PP1
HDAC
Survival
Growth
REC-2282

REC-2282 prevents growth of human vestibular schwannoma and meningioma tumor grafts in mouse studies


**
Vehicle
REC-2282
% Mean Change in
Tumor Volume from Baseline
20
0
-20
-40
REC-2282
Normalized Tumor Luminesence (%)
100
80
60
40
20
0
0
1
2
3
4
5
6
Time (Months)

EU5 is defined as France, Germany, Italy, Spain and the UK. Figure adapted from Petrilli and Fernández-Valle. Oncogene 2016 35(5):537-48

Phase 2 Phase 3 REC-2282 Placebo Eligibility: ≥ 12 years of age with progressive NF2-mutated meningiomas R 2:1 Adaptive Phase 2/3 Trial to Evaluate the Efficacy and Safety in Meningioma Patients R 1:1 REC-2282 40 mg REC-2282 60 mg Interim Analysis Progression REC-2282: Planned adaptive Phase 2/3 trial to evaluate efficacy and safety in Meningioma patients

37

REC-3599: First-in-class orally bioavailable, selective inhibitor of PKC and GSK3ß for the potential treatment of GM2 gangliosidosis (GM2)

Disease Overview:

- Pediatric lysosomal storage disease caused by mutations in HEXA or HEXB genes affecting more than 400 patients worldwide resulting in neurological decline and death in the first few years of life


Tay-Sachs
HEXA
α subunit
Sandhoff
HEXB
β subunit
α + β
Hexosaminidase
Lysosomal
GM2 Ganglioside
Metabolism

Expected Milestone:

- First patient enrolled in open-label phase 2 study in patients with GM2 gangliosidosis within 3-4 quarters

Summary and differentiation:

- First-in-class orally bioavailable small molecule therapeutic for treatment of infantile GM2-gangliosidosis
- Human safety database with established chronic dosing
- Oral small molecule therapeutic with complementary MOA for potential combination with genetic therapies

REC-3599 reduces autofluorescence substrate accumulation and GM2 aggregates in GM2 patient-derived fibroblasts


Mean Cytoplasmic Autofluorescence (a.u.)
0.065
0.060
0.055
0.050
0.0001
0.001
0.01
0.1
1
10
REC-3599 Concentration (μM)
GM2 Aggregates (count)
4000
3000
2000
1000
0
REC-3599 Concentration (uM)
Apparently Healthy
Tay-Sachs (HEXA)
Sandhoff (HEXB)

Source: Solovyeva et al , Frontiers in Physiology DOI https://doi.org/10.3389/fphys.2018.01663, 2018

4 weeks 52 weeks 4 weeks Eligibility: Infants with documented diagnosis of infantile GM2 gangliosidosis Follow-up Period REC-3599 8 weeks REC-3599 Dose Escalation Planned Phase 2 Clinical Trial to Evaluate the Efficacy and Safety in Infantile GM2 Gangliosidosis REC-3599: Planned Phase 2 clinical trial to evaluate efficacy and safety in infantile GM2 Gangliosidosis

39

Additional notable programs moving through our pipeline

C. difficile Colitis (REC-3964)

Current status: preclinical

- New chemical entity with potential to be orally active, gut-biased, *C. difficile* toxin inhibitors via glycosyl transferase inhibition.
- *C. difficile* affects up to 730k patients annually in the US and EU5
- IND-enabling studies underway

INFERENCE: Treatment of Immune Checkpoint Resistance in STK11-mutant NSCLC

Current status: preclinical

- Orally bioavailable small molecule to restore and improve sensitivity to immune checkpoint inhibitors in tumors harboring mutations in *STK11*
- Inference to Animal Model validation in ~6 months

Lead Molecules for the Treatment of Neuroinflammation

Current status: late discovery

- Multiple new chemical entities with potential to be first-in-disease, orally bioavailable, safe, CNS-penetrant small molecule inhibitors of microglial activation
- Neuroinflammation is a hallmark of many major neurodegenerative diseases
- Data suggests the target of these molecules may be novel and NF-κB independent

INFERENCE: Cancer Immunotherapy Target Alpha

Current status: late discovery

- Selected based on an inferential assessment of the strength of its relationship to known genes impacting immunotherapy response
- A small molecule inhibitor of target alpha demonstrated a 40% complete response in a CT26 model of immune checkpoint resistance

INFERENCE: MYC Inhibitors for Solid/Hematological Malignancies

Current status: late discovery

- Multiple scaffolds with confirmed MYC inhibitory effects in human cells
- Inference to in vitro validation in ~3 months

Lead Molecules for the Treatment of Charcot-Marie-Tooth 2A

Current status: late discovery

- Four new chemical entities (multiple scaffolds) with potential to be orally bioavailable, disease-modifying therapeutics to slow or reverse the progression of the mitochondrial disease CMT2A
- CMT2A is a rare, autosomal dominant peripheral nerve disease with no disease modifying therapies

40

REC-3964: Orally active small molecule toxin inhibitor for prophylaxis and recurrent C. difficile infection

Disease Overview:

- Infectious disease caused by Clostridium difficile affecting more than 730,000 patients per year in the US and EU5 with hallmarks including severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death

Summary and differentiation:

- Orally active small molecule toxin inhibitor
- Glucosyl transferase inhibitor suppresses toxin-induced glycosylation of Rho-GTPases
- Gut-biased pharmacology to target infection at diseased locus after oral dosing
- Non-antibiotic approach with potential for combination with SOC and other therapies
- Lead candidates currently in IND-enabling studies



Disruption of microbiota and colonization of C. diff
Release of C. diff toxins
Degradation of colon cell junction & toxin transit to bloodstream
①
②
③
Disruption of normal microbiota
C. difficile colonization
Epithelium
Mucosa
Blood vessel
Toxins A and B released
Monocyte
Neutrophil
Pseudomembrane
Inflammation
Cell death

C. difficile-infected model hamsters treated with REC-163964 survive longer than vehicle-treated animals



Probability of Survival
100
50
0
0
2
4
6
8
Days
Non-Infected
Vehicle
Vancomycin
REC-0163964 (10 mg/kg)
REC-0163964 (30 mg/kg)
REC-0163964 (100 mg/kg)

EU5 is defined as France, Germany, Italy, Spain and the UK. Figure adapted from McCollum and Rodriguez, Clinical and Gastroenterology and Hepatology. DOI https://doi.org/10.1016/j.cgh.2012.03.008, 2012

41

STK11: Orally bioavailable, small molecule to enhance anti-PD-(L)1 response of *STK11* mutant cancers

Disease Overview:

- *STK11* is a tumor suppressor mutated in a variety of cancers
- Mutations in *STK11* have been shown to underlie resistance of cancers to immune checkpoint inhibitors, especially in non-small cell lung cancer (NSCLC)
- *STK11* mutations characterize approximately 30,000 cases of metastatic NSCLC in the US and EU5
- There are currently no approved therapies to improve checkpoint sensitivity of tumors harboring mutations in *STK11*

Summary and differentiation:

- Orally bioavailable, small molecule therapeutic to enhance immune responses of *STK11* mutant tumors
- For combination therapy with anti-PD(L)1 and targeted therapies in both checkpoint refractory and treatment naïve metastatic cancers

Anti-PD1 response in NSCLC patients harboring mutations in KRAS STK11 (KL), KRAS TP53 (KP), KRAS only (K-only)


SU2C
% with PR/CR as BOR
50
45
40
35
30
25
20
15
10
5
0
KL
KP
K-only
P < 0.001
Fisher exact test
All (n = 173)
MDACC (n = 62)
MSKCC (n = 56)
DFCI/MGH (n = 55)

Group	KL	KP	K-only
ORR	7.4% (4/54)	35.7% (20/56)	28.6% (18/63)

Relative to wild type, *STK11* KO show a diminished anti-PD1 response
REC-64151 restores anti-PD1 response of *STK11* mutant CT26 tumors

REC-64151 in combination with anti-PD1 demonstrates enrichment in CD8 T-cells


CT26 WT
Tumor volume (mm³)
3000
2000
1000
0
5
10
15
20
25
30
Day
****
Vehicle
anti-PD-1, 10 mg/kg


CT26 STK11 KO
Tumor volume (mm³)
2500
2000
1500
1000
500
0
5
10
15
20
Day
****
Vehicle
anti-PD-1, 10 mg/kg
REC-64151 100 mg/kg QD
REC-64151 100 mg/kg QD + aPD1


CD8+ T cells
% CD8 of T cells
60
40
20
0
**
Vehicle
anti-PD-1, 10 mg/kg
REC-64151 100 mg/kg QD
REC-64151 100 mg/kg QD + aPD1

EU5 is defined as France, Germany, Italy, Spain and the UK. Figure demonstrating anti-PD1 response in NSCLC patients adapted from Skoulidis et al. 2018, DOI: 10.1158/2159-8290.CD-18-0099; ** p<0.01 **** p<0.0001

42

Neuroinflammation: Orally bioavailable, CNS-penetrant, small molecule modulators of microglial activation

Disease Overview:

- Neuroinflammation is a hallmark of diseases of the CNS, including neurodegenerative diseases with hallmark of microglial activation and secretion of proinflammatory cytokines such as TNFα, IL-6, IL-1ß, MCP-1

Summary and differentiation:

- Orally bioavailable, CNS-penetrant small molecule modulators of microglial activation
- Modulation of proinflammatory pathways through NFkB- and JAK-independent mechanisms
- Additional potential therapeutic opportunities outside of CNS disease in systemic diseases of inflammation
- 3 NCE lead molecules (REC-648455, REC-648597, and REC-648677) in lead optimization phase


Normal microglia
Pro-inflammatory microglia
Neuro-surveillance
Neurotoxic function

Rescue of TNFα-evoked IL6 secretion in human endothelial cells


REC-0648455
REC-0648597
REC-0648677
IL-6 Secretion (%)
150
100
50
0
0.0001
0.001
0.01
0.1
1
10
100
Concentration (μM)

Rescue of LPS-evoked *Iba1* expression in mouse microglial cells


REC-0648455
REC-0648597
REC-0648677
Iba1 Expression (%)
200
150
100
50
0
0.001
0.01
0.1
1
10
Concentration (μM)

Figure adapted from Subramaniam and Federoff, Frontiers in Aging Neuroscience DOI https://doi.org/10.3389/fnagi.2017.00176, 2017

43

Cancer Immunotherapy Target Alpha: Inferential search identified targets and molecules active on checkpoint resistance pathways

Disease Overview:

- Checkpoint therapy is rapidly becoming standard of care across a wide variety of oncology indications
- Resistance to checkpoint is a significant unmet need
- **Goal:** Identify novel targets and compounds capable of sensitizing tumors to checkpoint therapy



BIRC2
Target Gene A
Target Gene A
BIRC2
Pheno-similar
Pheno-opposite

Summary and differentiation:

- PhenoMap clustering of known checkpoint sensitivity genes (e.g. *BIRC2*) reveals Target Gene A as a strong phenosimilar druggable target
- No known reported Target Gene A inhibitors in the clinic
- REC-A, a small molecule inhibitor of Target Gene A, alone or in combo with anti-PD-1, shows significant reduction in tumor growth vs. anti-PD-1 alone, including 40% complete response in combination with anti-PD-1
- Complete responders are robust to rechallenge

Efficacy demonstrated in CT26 mouse model of checkpoint resistance

Rechallenge study shows minimal tumor growth in complete response (CR) mice from initial study



Tumor volume (mm3)
2000
1500
1000
500
0
5
10
15
20
25
days
**
*
****
40% CR in combination
Surviving
15
10
5
0
0
20
40
60
80
days
Vehicle
Anti-PD-1 (10 mpk)
REC-A (100 mpk)
REC-A (100 mpk) + anti-PD-1 (10 mpk)
Left flank Tumor volume (mm3)
4000
3000
2000
1000
0
CT26 rechallenge
0
5
10
15
20
25
days
Naïve mice
Complete response mice from previous study

CT26: mouse colon carcinoma. REC-A was dosed PO, QD for 5 weeks. Anti-PD-1 was dosed IP, BIW for 5 weeks. 10 mice per group, dosing initiated when tumors reached ~ 80 mm3; * $p<0.05$ ** $p<0.01$ **** $p<0.0001$

44

MYC: Small molecule inhibitors of *MYC* for the treatment of *MYC*-driven cancers


Transcription
Signal transduction
Protein biosynthesis
Cell cycle
MicroRNAs
Metabolism
Cell adhesion and cytoskeleton
Translation
Others
DNA repair
E2F
mRNA tRNA Ribosomal biogenesis
Let 7 family
α2β1 integrin cdc42
Other target
MLH1 BIN1
eIF-2α
GLUT1 LDH,GLS
Cyclins CDK CDKIs
Wnt signaling pathway
Myc

Disease Overview:

- *MYC* regulates diverse cellular processes involved in oncogenesis
- Gain-of-function alterations and amplifications in *MYC* have been identified in more than 50% of human cancers
- *MYC* pathway activation is observed in tumors harboring alterations in diverse oncogenic mutations, including WNT pathway activation
- *MYC* has remained an important undruggable target in oncology for decades

Summary and differentiation:

- Orally bioavailable, NCE small molecule inhibitors of *MYC* activation would be of broad utility in oncology
- Multiple structural and mechanistic classes have been identified and are being advanced through medicinal chemistry
- One mechanistic class represents a series of molecules that modulate *MYC* degradation (10 unique structural classes)

Subset of inference-based NCE hit molecules with verified activity in *MYC* transcriptional assay and c-Myc EFC[1] protein turnover assay


REC-0000841
REC-0120464
REC-0162977
REC-0163196
REC-0136302
Transcriptional assay
EFC protein assay
RLU
Concentration (log μM)
150
100
50
0
-1.0 -0.5 0.0 0.5 1.0 1.5
5×10⁵
4×10⁵
3×10⁵
2×10⁵
1×10⁵
0
-4 -2 0 2 4

EU5 is defined as France, Germany, Italy, Spain and the UK. Figure adapted from Qing et al, Signal Transduction & Targeted Therapy, https://doi.org/10.1038/s41392-018-0008-7, 2018; 1. Enzyme fragment complementation

CMT2A: Potential first-in-disease, orally bioavailable disease modifying therapeutic for Charcot-Marie Tooth Disease, Type 2A Disease Overview: Rare, autosomal dominant, peripheral nerve disease caused by mutations in MFN2 estimated to affect approximately 15,000 patients in US & EU5 and leads to progressive muscle atrophy in the lower legs and hands Summary and differentiation: Aim to discover and develop the first safe and efficacious, orally bioavailable small molecule disease-modifying therapy for CMT2A Multiple lead molecules identified and designed to be peripheral nervous system-penetrant to achieve activity on the affected tissues Target a mechanism novel to this disease but with established clinical precedent that supports the CMT2A target product profile EU5 is defined as France, Germany, Italy, Spain and the UK. MFN2 activity in mitochondrial fusion Rescue of MFN2 cellular phenotype in human cells Rescue of mitochondrial length in MFN2-deficient human cells